UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934

June 17, 2004
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS		75240

(Address of Principal		(Zip Code)
Executive Offices)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Agreement and Plan of Merger
Senior Credit Facility Commitment Letter
Guaranty
Letter Re: Unaudited Interim Financial Information
Consent of Deloitte & Touche LLP
Audited Consolidated Financial Statements
Unaudited Condensed Consolidated Statements

Item 5. Other Events.

     On June 17, 2004, a subsidiary of Atmos Energy Corporation entered into a definitive agreement to acquire the natural gas distribution and pipeline operations of TXU Gas Company, a subsidiary of TXU Corp (the “Acquisition”). The purchase price for the acquisition is $1.925 billion, which is payable in cash. Atmos Energy has received a commitment from Merrill Lynch, Pierce, Fenner & Smith Incorporated and one of its affiliates to provide a 364-day senior unsecured credit facility to finance, or backstop the issuance of commercial paper to finance, the acquisition. In addition, on June 17, 2004 in connection with the execution of the definitive agreement, Atmos Energy executed a guaranty of its subsidiary’s obligations under the definitive agreement.

     Copies of the definitive agreement relating to the Acquisition, the credit facility commitment letter and the guaranty from Atmos Energy are filed hereto as Exhibits 2.1, 10.1 and 10.2, respectively. The audited consolidated financial statements of TXU Gas Company and its subsidiaries as of December 31, 2003 and 2002 and for the three years ended December 31, 2003 and the unaudited condensed consolidated financial statements of TXU Gas Company and its subsidiaries as of March 31, 2004 and for the three-month periods ended March 31, 2004 and 2003 are filed hereto as Exhibits 99.1 and 99.2, respectively. Please note that these audited and unaudited financial statements of TXU Gas Company reflect the entire assets and operations of TXU Gas Company. However, under the terms of the Acquisition, we are only acquiring the natural gas distribution and pipeline operations of TXU Gas Company.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

2.1	Agreement and Plan of Merger by and between TXU Gas Company and LSG Acquisition Corporation dated June 17, 2004 (schedules omitted, to be supplementally furnished to the Commission upon request)

10.1	Senior Credit Facility Commitment Letter among Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch Capital Corporation and Atmos Energy Corporation dated June 16, 2004

10.2	Guaranty of Atmos Energy Corporation dated June 17, 2004

15.1	Letter regarding unaudited interim financial information

23.1	Consent of Deloitte & Touche LLP

99.1	Audited Consolidated Financial Statements of TXU Gas Company and its Subsidiaries as of December 31, 2003 and 2002 and for the three years ended December 31, 2003

99.2	Unaudited Condensed Consolidated Financial Statements of TXU Gas Company and its Subsidiaries as of March 31, 2004 and for the three-month periods ended March 31, 2004 and 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION (Registrant)
DATE: July 7, 2004	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and between TXU Gas Company and LSG Acquisition Corporation dated June 17, 2004 (schedules omitted, to be supplementally furnished to the Commission upon request)

10.1	Senior Credit Facility Commitment Letter among Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch Capital Corporation and Atmos Energy Corporation dated June 16, 2004

10.2	Guaranty of Atmos Energy Corporation dated June 17, 2004

15.1	Letter regarding unaudited interim financial information

23.1	Consent of Deloitte & Touche LLP

99.1	Audited Consolidated Financial Statements of TXU Gas Company and its Subsidiaries as of December 31, 2003 and 2002 and for the three years ended December 31, 2003

99.2	Unaudited Condensed Consolidated Financial Statements of TXU Gas Company and its Subsidiaries as of March 31, 2004 and for the three-month periods ended March 31, 2004 and 2003